UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 30, 2004


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                       75-1971716
(Commission file number)                   (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas             79701
  (Address of principal executive offices)             (Zip code)


                  (432) 684-3727 (Registrant's telephone number
                              including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.


         On December 30, 2004, Parallel Petroleum Corporation and its subsidiaries, Parallel, L.P. and Parallel, L.L.C., entered into a First Amendment to Second Amended and Restated Credit Agreement, dated as of December 27, 2004, with First American Bank, SSB and the other financial institutions parties thereto. This First Amendment amended Section 13(c) of Parallel's Second Amended and Restated Credit Agreement, which required that Parallel Petroleum Corporation and its consolidated subsidiaries maintain a specified ratio of consolidated funded debt (as defined in the Second Amended and Restated Credit Agreement) to consolidated EBITDA (as defined in the Second Amended and Restated Credit Agreement).

         Prior to the First Amendment, Section 13(c) of the Second Amended and Restated Credit Agreement read in its entirety as follows:

                  (c) Funded Debt Ratio. PPC will not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA to exceed 3.00 to 1.00. This ratio shall be calculated at the end of each fiscal quarter of PPC beginning on September 30, 2004, using the results of the twelve-month period immediately preceding the end of each such fiscal quarter.

         As amended by the First Amendment to Second Amended and Restated Credit Agreement, Section 13(c) of the Second Amended and Restated Credit Agreement now reads as follows:

                  (c) Funded Debt Ratio. PPC will not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA to exceed (i) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending December 31, 2004, with Consolidated EBITDA to be calculated on an annualized basis based on the results of such fiscal quarter, (ii) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending March 31, 2005, with Consolidated EBITDA to be calculated on an annualized basis based on the results of the six month period immediately preceding March 31, 2005, (iii) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending June 30, 2005, with Consolidated EBITDA to be calculated on an annualized basis based on the results of the nine month period immediately preceding June 30, 2005, (iv) 3.70 to 1.00, calculated at the end of the fiscal quarters of PPC ending September 30, 2005 and December 31, 2005, using the results of the twelve month period immediately preceding the end of each such fiscal quarter, (v) 3.60 to 1.00 during the year 2006, and
         (vi) 3.50 to 1.00 during the year 2007 and thereafter during the term hereof. Except as specifically provided above, this ratio shall be calculated at the end of each fiscal quarter of PPC using the results of the twelve month period immediately preceding the end of each such fiscal quarter.

         The above summary of the material provisions of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the First Amendment, which is attached to this Current Report on From 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.


         (c)      Exhibits

                  Exhibit No.                     Description

                       10.1 First Amendment to Second Amended and Restated Credit Agreement, dated as of December 27, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 30, 2004


                         PARALLEL PETROLEUM CORPORATION


                         By:/s/ Larry C. Oldham
                            ----------------------------------------
                            Larry C. Oldham, President

                                  EXHIBIT INDEX


Exhibit No.                                     Description
----------                          -------------------------------------

   10.1 First Amendment to Second Amended and Restated Credit Agreement, dated as of December 27, 2004

                                                                 Exhibit 10.1

                        FIRST AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This First Amendment to Second Amended and Restated Credit Agreement (this "First Amendment") dated as of December 27, 2004, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation, and PARALLEL, L.P., a Texas limited partnership (collectively, the "Borrowers"), and PARALLEL, L.L.C., a Delaware limited liability company ("Guarantor"), and FIRST AMERICAN BANK, SSB, BNP PARIBAS, CITIBANK, F.S.B. AND WESTERN NATIONAL BANK (collectively, "Lenders"), and FIRST AMERICAN BANK, SSB, as Joint Lead Arranger and as Administrative Agent ("Agent") and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.

                                    RECITALS:

         WHERAS, Borrowers, Guarantor and Lenders in the capacities stated above, entered into that Second Amended and Restated Credit Agreement dated as of September 27, 2004 (the "Credit Agreement"); and

         WHEREAS, Borrowers, Guarantor and Lenders desire to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

                                    Agreement

         Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.

         Section 2. Amendment to Funded Debt Ratio Covenant. Section 13(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) Funded Debt Ratio. PPC will not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA to exceed (i) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending December 31, 2004, with Consolidated EBITDA to be calculated on an annualized basis based on the results of such fiscal quarter, (ii) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending March 31, 2005, with Consolidated EBITDA to be calculated on an annualized basis based on the results of the six month period immediately preceding March 31, 2005, (iii) 3.70 to 1.00, calculated at the end of the fiscal quarter of PPC ending June 30, 2005, with Consolidated EBITDA to be calculated on an annualized basis based on the results of the nine month period immediately preceding June 30, 2005, (iv) 3.70 to 1.00, calculated at the end of the fiscal quarters of PPC ending September 30, 2005 and December 31, 2005, using the results of the twelve month period immediately preceding the end of each such fiscal quarter, (v) 3.60 to
         1.00 during the year 2006, and (vi) 3.50 to 1.00 during the year 2007 and thereafter during the term hereof. Except as specifically provided above, this ratio shall be calculated at the end of each fiscal quarter of PPC using the results of the twelve month period immediately preceding the end of each such fiscal quarter.

         Section 3. Representations and Warranties of Borrowers and Guarantor. Borrowers and Guarantor hereby jointly and severally represent and warrant to Lenders as follows:

                  (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

                  (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.

                  (c) The execution, delivery and performance by Borrowers and Guarantor of this First Amendment are within the Borrowers' and Guarantor's partnership, corporate and limited liability company powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrowers, Guarantor or their respective Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrowers, Guarantor or their respective Subsidiaries, except Permitted Liens.

                  (d) This First Amendment constitutes the valid and binding obligation of Borrowers and Guarantor enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         Section 4. Conditions Precedent. This First Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:

                  (a) the Agent shall have received counterparts of this First Amendment duly executed by Borrowers, Guarantor and Lenders;

                  (b) the Borrowers and Guarantor shall have provided to Agent
(i) a copy of resolutions, in form and substance satisfactory to Agent, of the Board of Directors of PPC authorizing the execution, delivery and performance of this First Amendment and any other Loan Documents to be executed or delivered pursuant hereby, certified by the secretary or an assistant secretary of PPC, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) a copy of the resolutions, in form and substance satisfactory to Agent, duly adopted by the respective partners of PLP authorizing the execution, delivery and performance of this First Amendment and any other Loan Documents to be executed or delivered by PLP pursuant hereto, certified by PLP's general partner, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (iii) resolutions, in form and substance satisfactory to Agent, of the managers of Guarantor authorizing the execution, delivery and performance of this First Amendment and any other Loan Documents to be executed or delivered pursuant hereto, certified by its secretary or assistant secretary, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

                  (c) Agent shall have received any other documents, certificates and opinions in connection with this First Amendment that may be requested by Agent, in form and substance satisfactory to Agent.

         Section 5. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrowers, Guarantor and Lenders as of the date of this First Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrowers, Guarantor and the other parties thereto as of the date of this First Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, each of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.

         Section 6. No Waiver. Neither the execution by Lenders of this First Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default of Event of Default (whether now existing or that may occur hereafter) or of any of Lenders' or Agent's rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

         Section 7.        Miscellaneous.

                  7.1 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

                  7.2 Multiple Counterparts. This First Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this First Amendment shall be bound hereby until a counterpart of this First Amendment has been executed by all parties hereto.

                  7.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

                  7.4 Governing Law. This First Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this First Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

                  7.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

                  7.6 Final Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS THEREOF, Borrowers, Guarantor and Lenders have caused this First Amendment to be duly executed as of the day and year first above written.


                    BORROWERS:  PARALLEL PETROLEUM CORPORATION,
                                a Delaware corporation


                                By: /s/ Steven D. Foster
                                    ------------------------------
                                    Steven D. Foster
                                    Chief Financial Officer



                                PARALLEL, L.P., a Texas limited partnership
                                By:  Parallel Petroleum Corporation,
                                     Its General Partner


                                By:  /s/ Steven D. Foster
                                     --------------------------------
                                     Steven D. Foster
                                     Chief Financial Officer



                    GUARANTOR:  PARALLEL, L.L.C., a Delaware limited liability company


                                By:  /s/ Steven D. Foster
                                     --------------------------------
                                     Steven D. Foster
                                     Chief Financial Officer

                    LENDERS: FIRST AMERICAN BANK, SSB, a state savings bank, as Joint Lead Arranger and Administrative Agent and as a Lender


                                By:  /s/ Frank K. Stowers
                                     --------------------------------
                                     Frank K. Stowers
                                     Executive Vice President




















                  [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                BNP PARIBAS, as Joint Lead Arranger and
                                Syndication Agent and as a Lender


                                By:   /s/ Brian M. Malone
                                      ----------------------------------
                                Name:  Brian M. Malone
                                Title: Managing Director


                                By:   /s/ Betsy Jocher
                                      ----------------------------------
                                Name:  Betsy Jocher
                                Title: Vice President

















                  [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                CITIBANK, F.S.B.,
                                as a Lender


                                By:   /s/ Zachary Mayo
                                      ----------------------------------
                                Name:  Zachary Mayo
                                Title: Senior Vice President



















                  [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                WESTERN NATIONAL BANK,
                                as a Lender


                                By:   /s/ Wesley D. Bownds
                                      ----------------------------------
                                      Wesley D. Bownds
                                      President



















                  [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]



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